UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2026

Cue Biopharma, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38327	47-3324577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 Guest Street Boston, Massachusetts		02135
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (617) 949-2680

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CUE	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2026 annual meeting of stockholders of Cue Biopharma, Inc. (the “Company”) held on April 13, 2026 (the “Annual Meeting”), the certified results of the matters voted upon at the Annual Meeting, which are more fully described in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2026, as supplemented by the proxy statement supplement filed with the SEC on March 27, 2026, are as follows (where applicable, voting results reflect fractional shares rounded down to the nearest whole share):

1. The Company’s stockholders elected the following nominees to the Board of Directors of the Company (the “Board”) to serve until the next annual meeting of stockholders and until their resignation or removal or their successors are duly elected and qualified, with votes cast as follows:

	For	Withheld	Broker Non-Votes
Pasha Sarraf	31,989,512	3,852,556	24,931,610
Peter A. Kiener	24,714,059	11,128,009	24,931,610
Frank Morich	24,994,890	10,847,178	24,931,610
Pamela Garzone	32,459,096	3,382,972	24,931,610
Patrick Verheyen	22,454,565	13,387,503	24,931,610
Jill Broadfoot	22,158,247	13,683,821	24,931,610

As previously announced in the Company’s Current Report on Form 8-K filed on March 27, 2026, prior to the Annual Meeting, Usman Azam resigned as the Company’s President and Chief Executive Officer and as a member of the Board, effective as of March 26, 2026. All votes cast for the election of Dr. Azam were disregarded.

2. The Company’s stockholders ratified the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026, with votes cast as follows:

For	Against	Abstain
58,982,168	1,289,439	502,071

3. The Company’s stockholders approved a non-binding advisory proposal on the compensation of the Company’s named executive officers, with votes cast as follows:

For	Against	Abstain	Broker Non-Votes
31,388,709	4,239,819	213,540	24,931,610

4. The Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company's issued shares of common stock at a ratio within the range of not less than 1-for-30 and not more than 1-for-50, with the exact ratio within such range and the implementation and timing of such reverse stock split to be determined at the sole discretion of the Company’s Board without further approval or authorization of the Company’s stockholders, with votes cast as follows:

For	Against	Abstain
51,011,729	6,451,156	3,310,793

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cue Biopharma, Inc.

Date: April 13, 2026	By:	/s/ Lucinda Warren
	Name:	Lucinda Warren
	Title:	Interim President and Chief Executive Officer